UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2021

RXR Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40148	86-1258996
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 RXR Plaza Uniondale, NY	11556
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 506-6797

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-fifth redeemable warrant	RXRAU	The Nasdaq Capital Market LLC
Class A common stock, par value $0.0001 per share	RXRA	The Nasdaq Capital Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at exercise price of $11.50 per share	RXRAW	The Nasdaq Capital Market LLC

☑	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

On March 8, 2021, RXR Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 34,500,000 units (the “Units”), including the issuance of 4,500,000 Units as a result of the underwriter’s exercise of its over-allotment option in full. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), and one-fifth of one redeemable warrant of the Company. Each whole warrant (“Warrant”) is exercisable to purchase one share of the Company’s Class A common stock at a price of $11.50 per share. Only whole warrants are exercisable. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $345,000,000 (before underwriting discounts and commissions and offering expenses).

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-253024) for the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on February 12, 2021, as amended by Amendment No. 1 to the Registration Statement, filed with the Commission on February 19, 2021 and Amendment No. 2 to the Registration Statement, filed with the Commission on February 26, 2021 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated March 3, 2021, by and between the Company, Goldman Sachs & Co, LLC and BofA Securities, Inc., as underwriters, a copy of which is attached as Exhibit 1.1 hereto.
●	A Warrant Agreement, dated March 3, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto.
●	A Letter Agreement (the “Insider Letter Agreement”), dated March 3, 2021, by and among the Company, each of its officers and directors and the Company’s sponsor, RXR Acquisition Sponsor LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto.
●	An Investment Management Trust Agreement, dated March 3, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto.
●	A Registration Rights Agreement, dated March 3, 2021, by and between the Company, the Sponsor and each of its independent directors, a copy of which is attached as Exhibit 10.3 hereto.
●	A Private Placement Warrants Purchase Agreement, dated March 3, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto.
●	An Administrative Support Agreement, dated January 27, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto.
●	Indemnity Agreement, dated March 3, 2021, by and between the Company and Michael Maturo, a copy of which is attached as Exhibit 10.6 hereto.
●	Indemnity Agreement, dated March 3, 2021, by and between the Company and Scott Rechler, a copy of which is attached as Exhibit 10.7 hereto.
●	Indemnity Agreement, dated March 3, 2021, by and between the Company and Jason Barnett, a copy of which is attached as Exhibit 10.8 hereto.
●	Indemnity Agreement, dated March 3, 2021, by and between the Company and Matthew Boras, a copy of which is attached as Exhibit 10.9 hereto.
●	Indemnity Agreement, dated March 3, 2021, by and between the Company and Magalie Laguerre-Wilkinson, a copy of which is attached as Exhibit 10.10 hereto.
Indemnity Agreement, dated March 3, 2021, by and between the Company and Richard Florida, a copy of which is attached as Exhibit 10.11 hereto
●	Indemnity Agreement, dated March 3, 2021, by and between the Company and Martin Luther King III, a copy of which is attached as Exhibit 10.12 hereto.
●	Indemnity Agreement, dated March 3, 2021, by and between the Company and Richard Saltzman, a copy of which is attached as Exhibit 10.13 hereto.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and attached hereto as Exhibits 1.1, 4.1, 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9, 10.10, 10.11 .10.12 and 10.13 respectively.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreement, the Company completed the private sale of 5,933,333 warrants (the “Private Placement Warrants”) to the Sponsor at a purchase price of $1.50 per Private Placement Warrant, generating gross proceeds to the Company of $8,900,000. The Private Placement Warrants are identical to the Warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor or their permitted transferees. No underwriting discounts or commissions were paid with respect to such sale. In addition, as long as they are held by the Sponsor or their permitted transferees, the Private Placement Warrants may be exercised by the holders on a cashless basis and they (including the shares of Common Stock issuable upon exercise of these warrants) are entitled to registration rights. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective March 3, 2021, in connection with the IPO, Scott Rechler, Michael Maturo, Magalie Laguerre-Wilkinson, Martin Luther King III, Richard Florida and Richard Saltzman were appointed to the board of directors of the Company (the “Board”). Prior to their appointments to the Board, the Board determined that Mr. King, Ms. Laguerre-Wilkinson, Mr. Florida and Mr. Saltzman (collectively, the “Independent Directors”) are independent directors within the meaning of the applicable SEC and the Nasdaq Capital Market LLC rules. Effective March 3, 2021, Mr. Maturo, Mr. King and Mr. Saltzman were appointed to the Board’s audit committee, with Mr. Saltzman serving as the chair of the audit committee. Ms. Florida, Ms. Laguerre-Wilkinson and Mr. Saltzman were appointed to the Board’s compensation committee, with Mr. Saltzman serving as chair of such committee. Each of our directors will hold office for a two-year term.

On March 3, 2021, in connection with their appointments to the Board, each of our directors entered into the Insider Letter Agreement and an Indemnity Agreement with the Company, such agreements are attached hereto as Exhibit 10.1 and Exhibits 10.6-10.13 hereto, and our Independent Directors entered into the Registration Rights Agreement attached as Exhibit 10.3 hereto. In addition, in February and March 2021, the Sponsor transferred an aggregate of 36,000 shares of Class B common stock to each of the Independent Directors. The Company will reimburse its directors for any out-of-pocket expenses incurred in connection with fulfilling their roles as directors.

Other than the foregoing, none of the directors are a party to any arrangement or understanding with any person pursuant to which he or she was appointed as director, nor is any Independent Director party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

The foregoing descriptions of the Insider Letter Agreement, the Registration Rights Agreement and the Indemnity Agreements do not purport to be complete and are qualified in their entireties by reference to the Insider Letter Agreement, the Registration Rights Agreement and Indemnity Agreements attached as Exhibit 10.1, Exhibit 10.3 and Exhibits 10.6-10.13 hereto, respectively, and are incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March  3, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, effective the same day.  The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

On March 8, 2021, a total of $345,000,000, comprised of $338,100,000 of the proceeds from the IPO (which amount includes $18,975,000 of the underwriters’ deferred discount) and $6,900,000 of the proceeds from the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes, the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of the Company’s public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO or (B) with respect to any other provisions relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On March 3, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On March 8, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO and the exercise of the underwriters’ over-allotment option in full.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated March 3, 2021, by and between the Company, Goldman Sachs & Co, LLC and BofA Securities, Inc., as underwriters.
3.1	Amended and Restated Certificate of Incorporation.
4.1	Warrant Agreement, dated March 3, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.
10.1	Insider Letter Agreement, dated March 3, 2021, by and among the Company, each of its officers, directors and director nominees, and the Sponsor.
10.2	Investment Management Trust Agreement, dated March 3, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated March 3, 2021, by and between the Company, the Sponsor and the Independent Directors.
10.4	Private Placement Warrants Purchase Agreement, dated March 3, 2021, by and between the Company and the Sponsor.
10.5	Administrative Support Agreement, dated March 3, 2021, by and between the Company and the Sponsor.
10.6	Indemnity Agreement, dated March 3, 2021, by and between the Company and Michael Maturo.
10.7	Indemnity Agreement, dated March 3, 2021, by and between the Company and Scott Rechler.
10.8	Indemnity Agreement, dated March 3, 2021, by and between the Company and Jason Barnett.
10.9	Indemnity Agreement, dated March 3, 2021, by and between the Company and Matthew Boras.
10.10	Indemnity Agreement, dated March 3, 2021, by and between the Company and Magalie Laguerre-Wilkinson.
10.11	Indemnity Agreement, dated March 3, 2021, by and between the Company and Richard Florida.
10.12	Indemnity Agreement, dated March 3, 2021, by and between the Company and Martin Luther King III.
10.13	Indemnity Agreement, dated March 3, 2021, by and between the Company and Richard Saltzman.
99.1	Press Release, dated March 3, 2021.
99.2	Press Release, dated March 8 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2021	RXR ACQUISITION CORP.

	By:	/s/ Jason Barnett
Name: Jason Barnett
Title: General Counsel